The Conestoga Small Cap Fund

Managed by
Conestoga Capital Advisors

About Conestoga Capital Advisors, LLC

•	Based in the Philadelphia suburb of Radnor, PA, Conestoga Capital Advisors, LLC is an investment advisory firm specializing in the management of small cap equities.

•	Our assets under management currently approximate $ 255 million.

•	Conestoga is an independent firm, with employee ownership at 100%.

About The Conestoga Small Cap Fund

The Conestoga Small Cap Fund provides investors with access to Conestoga’s expertise in small cap management.

•	The Fund is committed to the small cap sector, defined as companies having market capitalizations of up to $2.5 billion.

•	The Fund’s style is best described as small cap conservative growth, employing a "growth at a reasonable price" valuation methodology.

•	Conestoga Capital Advisors utilizes a fundamental, bottom-up research approach for the Fund and employs a fully invested, buy and hold management style.

Our Fund’s Investment Objective

•	The Fund seeks to provide long-term growth of capital.

•	The Advisor of the Fund, Conestoga Capital Advisors seeks to generate long-term investment returns favorable to the Russell 2000 and Russell 2000 Growth Indices, with lower risk.

Management of the Fund

•	Managing Partners William C. Martindale, Jr. and Robert M. Mitchell are the Fund’s Portfolio Managers.
Overview

Stages	Key Points
Idea Generation	Generalist approach by experienced portfolio manager/analysts. Primarily internally sourced ideas complemented by select external sources.
Research	Focused effort to develop a comprehensive understanding of the business, the financial characteristics, capital structure and management.
Buy Decision	Companies will meet our criteria and must have the potential to appreciate at 100% over a three-to five year period.
Portfolio Construction	The Fund will be invested and diversified across industries.
Sell Discipline	Allow successful companies to grow while controlling portfolio risk. Remove companies that fail to meet our expectations.

Buy Criteria

Companies will typically meet all of the following criteria:

•	Demonstrate the ability to generate annual earnings growth of at least 15% over the next three-year period.

•	Hold a strong market position, while demonstrating the ability to translate that position into positive financial return, namely a return on equity of 15% or greater.

•	Maintain a strong balance sheet and employ conservative accounting policies. Debt to total capitalization of less than 40%

•	A strong management team whose interests are aligned with shareholders. Typically, we look for management ownership of at least 10%.

Companies must have the potential to increase in valuation by at least 100% over the next three to five years.

Portfolio Construction

Guidelines for the Fund:
1.	Total holdings of 45 to 50 stocks that represent the companies in which we have the highest research conviction.
2.	Target position weights of 2% to 4%, adjusted over time based on confidence.
3.	Sector weights limited to the lesser of 2X the benchmark or 25%.
4.	Total exposure to companies with a market capitalization less than $2 Billion of at least 90%.
Trading
1.	Conestoga Capital Advisors’ trader, who is also a Managing Partner, has extensive experience in the trading of small capitalization equities.
2.	We seek the best possible execution, through the utilization of the Future Trade Platform to assist in that goal.
3.	The trading desk has established long-term relationships with select regional firms who tend to be primary market makers in specific small cap equities

The Sell Decision

Companies may be reduced in weighting or sold entirely when:

1.	A company reaches a portfolio weighting of 2X its initial target weight, or becomes overvalued based on our research.

2.	Market capitalization exceeds $2.5 Billion.

3.	We believe the company’s fundamentals to have deteriorated, or there is a change in the company’s strategy that violates our investment thesis.

4.	A holding underperforms the benchmark by 25% on a 3-month or 52-week basis.

5.	Our research uncovers a better opportunity for investment.

Conestoga Small Cap Fund Facts

•	Ticker: CCASX

•	FundServ eligible

•	Cusip:# 207019100

•	Inception Date: 10/01/2002

•	No. of Holdings as of 03/31/06: 44

•	Total Market Value as of 3/31/06: $13,616,313

Top Ten Fund Holdings (as of 3/31/06)

1.	Raven Industries, Inc	4.67%
2.	Computer Programs & Systems	3.67%
3.	Simpson Manufacturing Co, Inc.	3.31%
4.	Ansoft, Inc.	3.29%
5.	ASV, Inc.	3.21%
6.	Trimble Navigation, Ltd	3.14%
7.	Ansys, Inc	3.06%
8.	Franklin Electric, Inc.	3.05%
9.	Factset Research Systems	3.01%
10.	Boston Private Financial Holdings, Inc	2.92%

Fund Characteristics vs. Benchmarks (as of 3/31/06)
* Estimated Statistics generated by FactSet

	Conestoga Fund	Russell 2000 Index	Russell 2000 Growth Index
P/E Calendar (’06 Est.)	21.92X	23.61X	27.04X
Mean Est. Earnings Growth	17.02%	15.72%	19.74%
PEG Ratio	1.29	1.50	1.37
ROE	20.57%	9.14%	11.12%
Weighted Avg. Mkt. Capitalization	$ 1,215 mm	$1,302mm	$1,354mm
Long-Term Debt/Capital	11.00%	29.00%	26.00%
Dividend Yield	.77%	1.05%	.51%
No. of Holdings	44	N/A	N/A

Fund Performance vs. Benchmarks (Through 02/28/06); Fund inception 10/10/02) Periods greater than one year annualized.

	Trailing 3 Months	Trailing 12 Months	Trailing 24 Months	Since Inception
Conestoga Small Cap Fund	13.75%	24.84%	16.71%	21.55%
Russell 2000 Index	13.94%	25.85%	15.81%	24.79%
Russell 2000 Growth Index	14.36%	27.84%%	13.56%	24.39%

Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes the reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Please read the Fund’s prospectus which contains information about the Fund’s investment objective, risks, and charges and expenses which an investor should consider before investing. For the Fund’s daily NAV, list of additional holdings and total return as of the most recent month-end, and a copy of the Fund’s prospectus please call 1-800-320-7790.

Fund Expense Ratio
Management Fee	1.20%
Additional Expenses	0.15%
12-b 1 Fee	0.00%
Total Fees	1.35%

To Purchase the Fund

•	The Fund’s investment minimum = $2,500
—	There is no minimum for subsequent investments

•	You may purchase shares of the Fund through a broker-dealer with whom the Fund’s distributor has entered into a selling group agreement with (“an Authorized Dealer”) or directly from the Fund.

•	The Fund is available and can be purchased through several mutual fund platforms.

More Fund Information

•	For more information on the Conestoga Small Cap Fund, please pick up a Prospectus and/or go to our website: www.conestogacapital.com and click on Conestoga Funds.

•	Or, ask a representative - they will be happy to help you with any questions about the Fund that you may have.

Disclosures and Additional Information

The Conestoga Small Cap Fund can be purchased fund direct or through American Century, Ameritas, Ameritrade, BNP Paribas, Crown Capital Securities, Edgewood Securities, Fidelity, First Clearing Corp., Fiserv, Janney Montgomery Scott, KMS Financial Services, M Holdings Securities, Penson, Pershing, Sunguard platforms and Others.

Please contact Conestoga Capital Advisors for additional instructions. Conestoga Fund, Russell 2000, and Russell 2000 Growth characteristics generated by Factset analytical system. Multex Earnings Estimates interfaced with Factset. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes the reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For the Fund's daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund Prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The Prospectus contains information about the Fund's investment objective, risks and changes, and expenses which an investor should consider before investing.